                                                                   EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                            TO TENDER FOR EXCHANGE

               13 3/8% SENIOR DISCOUNT DEBENTURES DUE 2009
                                      OF

                   ANTHONY CRANE RENTAL HOLDINGS, L.P.
                                      AND

                ANTHONY CRANE HOLDINGS CAPITAL CORPORATION

              Pursuant to the Prospectus Dated       , 1998


 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW
 YORK CITY TIME, ON [      ], 1998 UNLESS EXTENDED (THE "EXPIRATION DATE").

                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

  If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted to the Exchange Agent:


      By Overnight Courier or Hand:           By Registered or Certified Mail:
      State Street Bank and Trust Company     State Street Bank and Trust
      Corporate Trust Department              Company
      Two International Place                 Corporate Trust Department
      Boston, Massachusetts 02102-0078        P.O. Box 778
      Fourth Floor                            Boston, Massachusetts 02102-0078
      Attn: Kellie Mullen                     Attn: Kellie Mullen
      Telephone: (617) 664-5587               Telephone: (617) 664-5587
      Facsimile: (617) 664-5290               Facsimile: (617) 664-5290

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT (617) 664-5587 OR BY FACSIMILE AT (617) 664-5290.

  The undersigned hereby acknowledges receipt of the Prospectus dated       ,
1998 (the "Prospectus") of Anthony Crane Rental Holdings, L.P., a Pennsylvania limited partnership (the "Company") and Anthony Crane Holdings Capital Corporation, a Delaware corporation ("AC Holdings Corp." and, together with the Company, the "Issuers"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Issuer's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its Series B 13 3/8% Senior Discount Debentures due 2009 (the "Exchange Debentures"), which have been registered under the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), pursuant to a Registration Statement for each $1,000 in principal amount of its outstanding Series A 13 3/8% Senior Discount Debentures due 2009 (the "Notes"), of which $25,667,404 aggregate principal amount is outstanding.

  The Letter of Transmittal is to be used by holders of Debentures if (i) certificates representing Debentures are to be physically delivered to the Exchange Agent herewith by such holders; (ii) tender of Debentures is to be made by book-entry transfer to the Exchange Agent's account at the Depository Trust Company

(the "Book-Entry Transfer Facility") pursuant to the procedures set forth under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus; or (iii) tender of Debentures is to be made according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus; and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

  Holders of Notes that are tendering by book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility can execute the tender through ATOP for which the transaction will be eligible. The Book-Entry Transfer Facility participants that are accepting the Exchange Offer must transmit their acceptances to the Book-Entry Transfer Facility which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at the Book-Entry Transfer Facility. The Book-Entry Transfer Facility will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by the Book-Entry Transfer Facility will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message.

  The undersigned hereby tenders the Debentures described in Box 1 below (the "Tendered Debentures") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Debentures and the undersigned represents that it has received from each beneficial owner of the Tendered Debentures ("Beneficial Owners") a duly completed and executed form of "Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

  Subject to, and effective upon, the acceptance for exchange of the Tendered Debentures, the undersigned hereby exchanges, assigns, and transfers to, or upon the order of, the Issuer, all right, title, and interest in, to, and under the Tendered Debentures.

  Please issue the Exchange Notes exchanged for Tendered Debentures in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificates for the Exchange Debentures (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

  The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered Debentures, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the Tendered Debentures to the Issuers or cause ownership of the Tendered Debentures to be transferred to, or upon the order of, the Issuers, on the books of the registrar for the Debentures and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Debentures to which the undersigned is entitled upon acceptance by the Issuers of the Tendered Debentures pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Debentures, all in accordance with the terms of the Exchange Offer.

  The undersigned understands that tenders of Debentures pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Debentures and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Debentures are acquired by the Issuers as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Issuers or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

  The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

  By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the Exchange Debentures to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Exchange Debentures, (iii) except as otherwise disclosed in writing herewith, neither the undersigned nor any Beneficial Owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuers, and (iv) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer with the intention or for the purpose of distributing the Exchange Debentures must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Debentures acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the "Commission") set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer." In addition, by accepting the Exchange Offer, the undersigned hereby (i) represents and warrants that, if the undersigned or any Beneficial Owner of the Notes is a Participating Broker-Dealer, such Participating Broker-Dealer acquired the Debentures for its own account as a result of market-making activities or other trading activities and has not entered into any arrangement or understanding with either of the Issuers or any affiliate of either of the Issuers (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Debentures to be received in the Exchange Offer, and
(ii) acknowledges that, by receiving Exchange Debentures for its own account in exchange for Debentures, where such Debentures were acquired as a result of market-making activities or other trading activities, such Participating Broker-Dealer will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Debentures.

[_]CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED HEREWITH.

[_]CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE
   OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "Use of Guaranteed Delivery" BELOW (Box 4).

[_]CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY
   TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "Use of Book-Entry Transfer" BELOW (Box 5).

 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THE
                                     BOXES


                                     BOX 1

                    DESCRIPTION OF DEBENTURES TENDERED
                 (Attach additional signed pages, if necessary)

-------------------------------------------------------------------------------------------------------
         NAME(S) AND ADDRESS(ES) OF REGISTERED                           AGGREGATE
  DEBENTURE HOLDER(S), EXACTLY AS NAME(S) APPEAR(S) ON   CERTIFICATE  PRINCIPAL AMOUNT    AGGREGATE
                DEBENTURE CERTIFICATE(S)                 NUMBER(S) OF  REPRESENTED BY  PRINCIPAL AMOUNT
               (PLEASE FILL IN, IF BLANK)                DEBENTURES*   CERTIFICATE(S)     TENDERED**
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                            TOTAL
-------------------------------------------------------------------------------------------------------

  * Need not be completed by persons tendering by book-entry transfer.

  ** The minimum permitted tender is $1,000 in principal amount of Debentures. All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the principal amount of all Debenture Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.



                                     BOX 2

                              BENEFICIAL OWNER(S)

-----------------------------------------------------------------------------------
    STATE OF PRINCIPAL RESIDENCE OF EACH    PRINCIPAL AMOUNT OF TENDERED DEBENTURES
  BENEFICIAL OWNER OF TENDERED DEBENTURES    HELD FOR ACCOUNT OF BENEFICIAL OWNER
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

                                     BOX 3

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

 TO BE COMPLETED ONLY IF EXCHANGE DEBENTURES EXCHANGED FOR DEBENTURES AND UNTENDERED DEBENTURES ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDER-SIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

 Mail Exchange Debenture(s) and any
 untendered Debentures to:
 Name(s):

 ---------------------------------------------------------------------------
 (please print)

 Address:

 ---------------------------------------------------------------------------

 ---------------------------------------------------------------------------

 ---------------------------------------------------------------------------
 (include Zip Code)

 Tax Identification or
 Social Security No.:


                                     BOX 4

                           USE OF GUARANTEED DELIVERY
                              (SEE INSTRUCTION 2)

 TO BE COMPLETED ONLY IF DEBENTURES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.

 Name(s) of Registered Holder(s):

 ---------------------------------------------------------------------------

 Date of Execution of Notice of Guaranteed Delivery: _______________________

 Name of Institution which Guaranteed Delivery: ____________________________


                                     BOX 5

                           USE OF BOOK-ENTRY TRANSFER
                              (SEE INSTRUCTION 1)

 TO BE COMPLETED ONLY IF DELIVERY OF TENDERED DEBENTURES IS TO BE MADE BY BOOK-ENTRY TRANSFER.

 Name of Tendering Institution: ____________________________________________

 Account Number: ___________________________________________________________

 Transaction Code Number: __________________________________________________

                                     BOX 6

                           TENDERING HOLDER SIGNATURE
                           (SEE INSTRUCTIONS 1 AND 5)
                   IN ADDITION, COMPLETE SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------


 X _________________________________      Signature Guarantee

                                          (If required by Instruction 5)
 X _________________________________

              (Signature of               Authorized Signature
              Registered
              Holder(s) or
              Authorized
              Signatory)

                                          X _________________________________

                                          Name: _____________________________

                                                    (please print)

 Note: The above lines must be
 signed by the registered holder(s)
 of Debentures as their name(s) ap-
 pear(s) on the Debentures or by
 persons(s) authorized to become
 registered holder(s) (evidence of
 which authorization must be trans-
 mitted with this Letter of Trans-
 mittal). If signature is by a
 trustee, executor, administrator,
 guardian, attorney-in-fact, offi-
 cer, or other person acting in a
 fiduciary or representative capac-
 ity, such person must set forth
 his or her full title below. See
 Instruction 5.

                                          Title: ____________________________

                                          Name of Firm: _____________________
                                                    (Must be an
                                                    Eligible
                                                    Institution as
                                                    defined in
                                                    Instruction 2)

                                          Address: __________________________

                                                -----------------------------

                                                -----------------------------
                                                  (include Zip Code)


 Name(s): __________________________      Area Code and Telephone Number:


     ----------------------------               -----------------------------


 Capacity: _________________________      Dated: ____________________________


     ----------------------------


 Street Address: ___________________


     ----------------------------


                                     BOX 7
     ----------------------------

              (include Zip Code)
                              BROKER-DEALER STATUS


   Area Code and Telephone Number:
--------------------------------------------------------------------------------

     ----------------------------

 [_]Check this box if the Beneficial Owner of the Debentures is a Participating Broker-Dealer and such Participating Broker-Dealer acquired the Debentures for its own account as a result of market-making activities or other trading activities.

 Tax Identification or Social
 Security Number:

     ----------------------------

            PAYOR'S NAME: ANTHONY CRANE RENTAL HOLDINGS, L.P.

                        Name (if joint names, list first and circle the name of the person or entity whose number you enter in
                        Part 1 below. See instructions if your name has changed.)

 SUBSTITUTE


 FORM W-9
                      ---------------------------------------------------------

 DEPARTMENT OF THE      Address
 TREASURY

                      ---------------------------------------------------------

 INTERNAL REVENUE       City, State and ZIP Code
 SERVICE

                      ---------------------------------------------------------
                        List account number(s) here (optional)

                      ---------------------------------------------------------
                        PART 1--PLEASE PROVIDE YOUR TAXPAYER       Social
                        IDENTIFICATION NUMBER ("TIN") IN THE      Security
                        BOX AT RIGHT AND CERTIFY BY SIGNING      Number or
                        AND DATING BELOW.                           TIN

                      ---------------------------------------------------------
                        PART 2--Check the box if you are NOT subject to
                        backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code because
                        (1) you have not been notified that you are subject
                        to backup withholding as a result of failure to
                        report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.  [_]
                      ---------------------------------------------------------
                                                                      PART
                        CERTIFICATION--UNDER THE PENALTIES OF         3 --
                        PERJURY, I CERTIFY THAT THE                Awaiting
                        INFORMATION PROVIDED ON THIS FORM IS       TIN [_]
                        TRUE, CORRECT, AND COMPLETE.


                        SIGNATURE _______________ DATE ________

NOTE: WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE
      OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAX-PAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP FOR ADDITIONAL DETAILS.

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND DEBENTURES. A properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either certificates for Tendered Debentures must be received by the Exchange Agent at its address set forth herein or such Tendered Debentures must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering" (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of certificates for Tendered Debentures, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Debentures should be sent to the Issuers. Neither the Issuers nor the registrar is under any obligation to notify any tendering holder of the Issuers' acceptance of Tendered Debentures prior to the closing of the Exchange Offer.

  2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Debentures but whose Debentures are not immediately available, and who cannot deliver their Debentures, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Debentures according to the guaranteed delivery procedures set forth below, including completion of Box 4. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a recognized Medallion Program approved by the Securities Transfer Association Inc. (an "Eligible Institution") and the Notice of Guaranteed Delivery must be signed by the holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail or hand delivery) setting forth the name and address of the holder, the certificate number(s) of the Tendered Debentures and the principal amount of Tendered Debentures, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal together with the certificate(s) representing the Debentures and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all Tendered Debentures in proper form for transfer, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any holder who wishes to tender Debentures pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Debentures prior to 5:00 p.m., New York City time, on the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

  3. BENEFICIAL OWNER INSTRUCTIONS TO REGISTERED HOLDERS. Only a holder in whose name Tendered Debentures are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Tendered Debentures who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

  4. PARTIAL TENDERS. Tenders of Debentures will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Debentures held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the columns labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Debentures Tendered" (Box 1) above . The entire principal amount of Debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Debentures held by the holder is not tendered, then Debentures for the principal amount of Debentures not tendered and Exchange Debentures issued in exchange for any Debentures tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

  5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Debentures, the signature must correspond with the name(s) as written on the face of the Tendered Debentures without alteration, enlargement or any change whatsoever.

  If any of the Tendered Debentures are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Debentures are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Tendered Debentures are held.

  If this Letter of Transmittal is signed by the registered holder(s) of Tendered Debentures, and Exchange Debentures issued in exchange therefor are to be issued (and any untendered principal amount of Debentures is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any Tendered Debentures, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the Tendered Debentures or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Tendered Debentures, such Tendered Debentures must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the registered holder(s) appear(s) on the Tendered Debentures, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any Tendered Debentures or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuers, evidence satisfactory to the Issuers of their authority to so act must be submitted with this Letter of Transmittal.

  Endorsements on Tendered Debentures or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

  Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Debentures are tendered (i) by a registered holder who has not completed the box set forth herein entitled "Special Delivery Instructions" (Box 3) or (ii) by an Eligible Institution.

  6. SPECIAL DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box (Box 3), the name and address to which the Exchange Debentures and/or substitute Debentures for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

  7. TRANSFER TAXES. The Issuers will pay all transfer taxes, if any, applicable to the exchange of Tendered Debentures pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Tendered Debentures pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

  Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Tendered Debentures listed in this Letter of Transmittal.

  8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that the holder(s) of any Tendered Debentures which are accepted for exchange must provide the Issuers (as payor) with their correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Issuers are not provided with the correct TIN, the Holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  To prevent backup withholding, each holder of Tendered Debentures must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Tendered Debentures are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

  The Issuers reserves the right in their sole discretion to take whatever steps are necessary to comply with the Issuers' obligation regarding backup withholding.

  9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Debentures will be determined by the Issuers in their sole discretion, which determination will be final and binding. The Issuers reserve the right to reject any and all Debentures not validly tendered or any Debentures the Issuers' acceptance of which would, in the opinion of the Issuers or their counsel, be unlawful. The Issuers also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Debentures as to any ineligibility of any holder who seeks to tender Debentures in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Issuers shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Debentures must be cured within such time as the Issuers shall determine. Neither the Issuers, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Debentures, nor shall any of them incur any liability for failure to give such notification. Tenders of Debentures will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Debentures received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

  10. WAIVER OF CONDITIONS. The Issuers reserve the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Tendered Debentures.

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


  11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Debentures or transmittal of this Letter of Transmittal will be accepted.

  12. MUTILATED, LOST, STOLEN OR DESTROYED DEBENTURES. Any tendering Holder whose Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

  13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

  14. ACCEPTANCE OF TENDERED DEBENTURES AND ISSUANCE OF DEBENTURES; RETURN OF DEBENTURES. Subject to the terms and conditions of the Exchange Offer, the Issuers will accept for exchange all validly tendered Debentures as soon as practicable after the Expiration Date and will issue Exchange Debentures therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted tendered Debentures when, as and if the Issuers have given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any Tendered Debentures are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Debentures will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 3).

  15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer."

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